SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
CCH II, LLC
CCH II Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
333-111423	03-0511293
333-111423-01	13-4257703
333-112593	86-1067239
333-112593-01	20-0259004
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On March 27, 2009 the NASDAQ Stock Market ("NASDAQ") notified Charter Communications, Inc. ("the Company"), the indirect parent company of Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC and CCO Holdings Capital Corp.,that, in accordance with NASDAQ's Marketplace Rules 4300, 4450(f) and IM-4300, the Company's securities will be delisted by NASDAQ and that trading of the Company's Class A common stock will be suspended at the opening of business on April 7, 2009.  NASDAQ's notice and determination followed the Company's announcement that it and its subsidiaries had filed petitions under Chapter 11 of the United States Bankruptcy Code.  The Company does not plan to appeal NASDAQ's determination to delist the securities.

Attached as Exhibit 99.1 is a press release announcing NASDAQ's delisting notification.

ITEM 7.01 REGULATION FD.

The Company has made information available on its website (www.charter.com under the “Investor and News Center” tab), describing a previously non-public presentation of the Company's management and which includes certain financial and statistical information of the Company.

ITEM 8.01 OTHER EVENTS.

The Company also announced the approval of all of its first-day motions by the United States Bankruptcy Court for the Southern District of New York.  A copy of the press release announcing the approval is attached as Exhibit 99.2.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.	Description

99.1
Press release, dated March 30, 2009 announcing NASDAQ's delisting notification (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on March 31, 2009 (File No. 000-27927)).

99.2	Press release, dated March 30, 2009 announcing the approval of first day motions (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on March 31, 2009 (File No. 000-27927)).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC, and CCO Holdings Capital Corp. have duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charter Communications Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 31, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Charter Communications Holdings Capital Corporation Registrant

Dated: March 31, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 31, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II Capital Corp. Registrant

Dated: March 31, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 31, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings Capital Corp. Registrant

Dated: March 31, 2009

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release, dated March 30, 2009 announcing NASDAQ's delisting notification (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on March 31, 2009 (File No. 000-27927)).

99.2	Press release, dated March 30, 2009 announcing the approval of first day motions (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on March 31, 2009 (File No. 000-27927)).